UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

Silence Therapeutics plc

(Exact name of Registrant as Specified in Its Charter)

England and Wales	001-39487	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 Hammersmith Grove London United Kingdom		W6 7AP
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +44 20 3457 6900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 3 ordinary shares, nominal value £0.05 per share	SLN	The Nasdaq Stock Market LLC
Ordinary share, nominal value £0.05 per share*	*	The Nasdaq Stock Market LLC

* Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 16, 2026, Silence Therapeutics plc (the “Company”) held its 2026 Annual General Meeting of Shareholders (the “AGM”). The shareholders considered the nine resolutions set forth below, each of which was voted on and duly passed on a poll at the AGM. Each Resolution is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2026 (the “Proxy Statement”). Set forth below are the results, including the number of votes cast for, against and abstentions, with respect to each of the resolutions submitted for a vote of the shareholders at the AGM. An abstention is not a vote in law and is not counted in the calculation of the proportion of the votes for or against a particular resolution.

Ordinary Resolutions

Resolution 1: To re-appoint as a director of the Company Rhonda Hellums. The votes were cast as follows:

For	Against	Abstain
47,160,731	5,557,090	4,680

Resolution 2: To re-appoint as a director of the Company James Ede-Golightly. The votes were cast as follows:

For	Against	Abstain
52,112,045	605,683	4,680

Resolution 3: To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The votes were cast as follows:

For	Against	Abstain
48,234,208	73,667	4,414,536

Resolution 4: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s U.S. independent registered public accounting firm for the year ending December 31, 2026. The votes were cast as follows:

For	Against	Abstain
52,718,407	2,885	1,119

Resolution 5: To re-appoint PricewaterhouseCoopers LLP as the Company’s U.K. statutory auditors, to hold office until the conclusion of the next annual general meeting of shareholders. The votes were cast as follows:

For	Against	Abstain
52,718,407	2,885	1,119

Resolution 6: To authorize the Audit & Risk Committee to determine the U.K. statutory auditors’ remuneration for the year ending December 31, 2026. The votes were cast as follows:

For	Against	Abstain
52,714,237	6,155	1,869

Resolution 7: To receive and adopt the Company’s U.K. statutory annual accounts and reports for the year ended December 31, 2025 (the “2025 U.K. Annual Report”). The votes were cast as follows:

For	Against	Abstain
52,715,076	3,108	4,077

Resolution 8: To approve the directors’ remuneration report for the year ended December 31, 2025, which is set forth as Annex A to the Proxy Statement and on pages 32 to 54 (inclusive) of the 2025 U.K. Annual Report. The votes were cast as follows:

For	Against	Abstain
48,251,875	66,518	4,404,018

Resolution 9: To approve the application of Article 159 of the Company’s articles of association from the conclusion of this AGM to the conclusion of the next annual general meeting of the Company. The votes were cast as follows:

For	Against	Abstain
48,307,317	9,333	4,405,761

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silence Therapeutics plc

Date: June 16, 2026	By:	/s/ Iain Ross
Name: Iain Ross
Title: Interim Principal Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)